SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 2 TO
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2002

BSQUARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

WASHINGTON	000-27687	91-1650880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 139th Avenue SE, Suite 500
Bellevue, Washington 98005
(425) 519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT 16

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     On June 5, 2002, BSQUARE Corporation (the “Company”) received from Arthur Andersen LLP a revised letter addressed to the Securities and Exchange Commission stating that it agreed with all statements that refer to Arthur Andersen in Item 4 of the Company’s Form 8-K dated May 23, 2002. A copy of this revised letter is being filed as an exhibit to this Amendment No. 2 to Form 8-K, and this revised letter supercedes the previously filed exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

Exhibit 16*	Revised letter from Arthur Andersen LLP regarding change in certifying accountant

*	Replaces previously filed exhibit.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Amendment No. 2 to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: June 7, 2002	By:	/s/ JAMES R. LADD

James R. Ladd Senior Vice President, Finance and Operations and Chief Financial Officer (Chief Financial and Accounting Officer)